                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2003



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)





          MARYLAND                     1-9106                  23-2413352
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             file number)         Identification Number)



             401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

                                Page 1 of 3 pages

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

99.1     Press Release dated April 24, 2003

Item 9.  Regulation FD Disclosure.

         See Item 12, "Disclosure of Results of Operations and Financial Condition."

Item 12.  Results of Operations and Financial Condition.

         Furnished pursuant to Exhibit 99.1 of this Form 8-K is a press release of the Company dated April 24, 2003 reporting first quarter 2003 financial results.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BRANDYWINE REALTY TRUST


                               By: /s/ Gerard H. Sweeney
                                   --------------------------------------------
                                   Title: President and Chief Executive Officer

Date:  April 24, 2003






                                      -3-